UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2016

FluoroPharma Medical, Inc.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)

333-151381	20-8325616
(Commission File Number)	(IRS Employer Identification No.)

8 Hillside Avenue, Suite 108
Montclair, NJ 07042
(Address of principal executive offices and zip code)

(973) 744-1565
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 29, 2016, FluoroPharma Medical, Inc. (the “Company”) consummated an additional closing pursuant to the Note Purchase Agreement dated as of March 23, 2016 (the “Purchase Agreement”), entered into with certain accredited investors identified therein for the issuance and sale in a private placement (the “2016 Private Placement”) of convertible promissory notes (the “Notes”), convertible into shares of common stock. The Company issued a Note in the principal amount of $60,000 in connection with this additional closing.

The foregoing description of the 2016 Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) form of 2016 Purchase Agreement filed as Exhibit 10.2 hereto; and (ii) form of 2016 Note issued in the Private Placement filed as Exhibit 4.3 hereto.  For a more complete description of the terms of the 2016 Private Placement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2016.

On May 28, 2015 through September 29, 2015, FluoroPharma Medical, Inc. (the “Company”), accepted subscriptions pursuant to a Note and Warrant Purchase Agreement (the “2015 Purchase Agreement”) entered into with certain accredited investors identified therein for the issuance and sale in the private placement (the “2015 Private Placement”) of an aggregate principal amount of $2,780,005 in convertible promissory notes (the “2015 Notes”).

On May 26, 2016, the 2015 Notes were amended to (1) extend the maturity date an additional six months and (ii) increase the interest rate, from 8% to 12%, applied retroactively from the initial issuance date of the Notes. The Notes were amended in August 2015 to increase the aggregate principal amount to up to $3 million.

On December 5, 2016, the Company obtained majority approval to further amend the 2015 Notes to extend the maturity date of the Notes for additional six months, with an effective date of November 28, 2016.

The foregoing description of the 2015 Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) form of 2015 Purchase Agreement filed as Exhibit 10.1 hereto; (ii) form of 2015 Note issued in the Private Placement filed as Exhibit 4.1 hereto; and (iii) form of Amendment No. 3 to Convertible Promissory Note filed as Exhibit 4.2 hereto.  For a more complete description of the initial terms of the 2015 Private Placement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2015.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, the Company consummated the Private Placement.  The issuance of securities in the Private Placement was exempt from registration pursuant to Section 4(2) of, and Rule 506 under Regulation D promulgated under, the Securities Act of 1933, as amended.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
4.1**	Form of Convertible Promissory Note (2015).
4.2	Form of Amendment No. 3 to Convertible Promissory Note.
4.3*	Form of Convertible Promissory Note (2016)
10.1**	Form of Note Purchase Agreement (2015).
10.2*	Form of Note Purchase Agreement (2016).

*Incorporated by reference to the Company’s Current Report on Form 8-K filed with the  Securities and Exchange Commission on March 23, 2016.
**Incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 5, 2016
FLUOROPHARMA MEDICAL, INC.

By: /s/ Thomas H. Tulip
        Name: Thomas H. Tulip
        Title: CEO and President

EXHIBIT INDEX
(d)  Exhibits.

Exhibit No.	Description
4.1**	Form of Convertible Promissory Note (2015).
4.2	Form of Amendment No. 3 to Convertible Promissory Note.
4.3*	Form of Convertible Promissory Note (2016).
10.1**	Form of Note Purchase Agreement (2015).
10.2*	Form of Note Purchase Agreement (2016).

*Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2016.
**Incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2015.